                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[X]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14A-6(e)(2))

[_]  Definitive Proxy Statement          [_]  Soliciting Material Pursuant to
                                              Rule 14a-11(c) or Rule 14a-12
[_]  Definitive Additional Materials





                       Variable Insurance Products Fund
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                      Metropolitan Life Insurance Company
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(I) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                               PRELIMINARY COPY

                                     (LOGO)
                            NEW ENGLAND FINANCIAL
                                   ANNUITIES


August  , 1998

TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of the Portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II will be held on September 16, 1998. At the Shareholders Meetings, Metropolitan Life Insurance Company ("MetLife") will vote all shares of each Portfolio held in The New England Variable Account which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of each Portfolio that are deemed attributable to your Contract on the record date for the Shareholders Meetings should be voted at the Shareholders Meetings.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meetings, as well as an Instruction Form for one
                                                                          ---
of the Portfolios whose shares are deemed attributable to your Contract. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to return an executed Instruction Form, shares of the Portfolio deemed attributable to your Contract will be voted by MetLife in proportion to the voting instructions received from all other Zenith Accumulator Contractholders for that Portfolio.


                                     (LOGO)

                              501 BOYLSTON STREET
                            BOSTON, MA   02116-3700

                                T 617-578-2000

                New England Life Insurance Company, Boston, MA

                               PRELIMINARY COPY

                                     (LOGO)
                             NEW ENGLAND FINANCIAL
                                   ANNUITIES

August  , 1998

TO OWNERS OF ZENITH ACCUMULATOR VARIABLE ANNUITY CONTRACTS:

A Special Meeting of Shareholders of the Portfolios of the Variable Insurance Products Fund and Variable Insurance Products Fund II will be held on September 16, 1998. At the Shareholders Meetings, Metropolitan Life Insurance Company ("MetLife") will vote all shares of each Portfolio held in The New England Variable Account which are attributable to Zenith Accumulator Variable Annuity Contracts in accordance with instructions received from Contractholders. You are now being asked how shares of each Portfolio deemed attributable to your Contract on the record date for the Shareholders Meetings should be voted at the Shareholders Meetings. Under certain circumstances, however, annuitants have the right to instruct Contractholders as to how all or a portion of the votes attributable to a Contract are to be cast, and Contractholders are required to cast such votes as instructed.

IN ORDER FOR THE VOTES UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form for a particular Portfolio, shares of that Portfolio deemed attributable to your Contracts will be voted by MetLife in proportion to the voting instructions received from all other Zenith Accumulator Contractholders for that Portfolio.

Enclosed you will find a copy of the Notice of Meeting and Proxy Statement relating to the Shareholders Meetings, as well as voting instruction forms for one Portfolio with the names of the annuitants entitled to instruct the
---
Contractholder.

Please forward promptly (1) one Notice of Meeting and Proxy Statement and (2) one Instruction Form to each person entitled to give voting instructions. One Instruction Form is enclosed for each Contract under which votes are subject to instruction.

The Instruction Form is to be used by each annuitant to convey instructions to you as Contractholder. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Contracts, you must return an INSTRUCTION FORM signed by you, the Contract Owner.

If you have any questions concerning these procedures, please call collect, Peter Zucker, Consultant, New England Life Insurance Company (617) 578-3566.

                                     (LOGO)

                              501 BOYLSTON STREET
                            BOSTON, MA   02116-3700

                                T 617-578-2000

                New England Life Insurance Company, Boston, MA

                               PRELIMINARY COPY

                               INSTRUCTION FORM


VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES



The undersigned, revoking previous proxies, hereby instructs Metropolitan Life Insurance Company (the Company), to vote all shares of Variable Insurance Products Fund: Equity-Income Portfolio (the Fund), which are held in the account of the undersigned in the Variable Account, at the Special Meeting of persons having a voting interest in Variable Insurance Products Fund (the Trust), to be held at the office of the Fund at 82 Devonshire St., Boston, MA 02109, on September 16, 1998, at 9:00 a.m. and at any adjournments thereof. The Company is hereby instructed to vote on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.



--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


                           YOUR VOTE IS IMPORTANT!


          Vote this proxy card TODAY! Your prompt response will save Variable Insurance Products Fund: Equity-Income Portfolio the
                        expense of additional mailings.

                       You can vote in one of two ways:

       1. Call toll free 1-888-698-8087 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.


                                      or
                                      --

       2. Mark, sign and date your proxy card and return it promptly in the enclosed envelope or mail to: New England Life Insurance Company, C/O Proxy Services Corporation, P.O. Box 2022, Jersey City, NJ 07303-9661


                                  PLEASE VOTE

--------------------------------------------------------------------------------
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any
                                                ---
other matter, said attorneys shall vote in accordance with their best judgment.

      THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.
                                              ---

1.  To elect the twelve nominees specified below as Trustees:
    01 Ralph F. Cox, 02 Phyllis Burke Davis, 03 Robert M. Gates,
    04 Edward C. Johnson 3rd, 05 E. Bradley Jones,
    06 Donald J. Kirk, 07 Peter S. Lynch, 08 William O. McCoy,
    09 Gerald C. McDonough, 10 Marvin L. Mann,
    11 Robert C. Pozen, and 12 Thomas R. Williams.

       For all nominees         Withhold
       listed (except as      Authority to
       marked to the          vote for all
       contrary below).         nominees.

            [_]                   [_]

    (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

    --------------------------------------------------------------

2.  To ratify the selection of                    FOR       AGAINST      ABSTAIN
    PricewaterhouseCoopers LLP
    as independent accountants of the funds.      [_]         [_]          [_]

3.  To authorize the Trustees to adopt an
    Amended and Restated Declaration of
    Trust.                                        [_]         [_]          [_]

4.  To approve an amended management
    contract for the fund.                        [_]         [_]          [_]

7.  To amend the fundamental investment
    limitation concerning diversification for
    the fund.                                     [_]         [_]          [_]

               NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc, please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

               Date                                                 , 1998
                   -------------------------------------------------

               -----------------------------------------------------------

               -----------------------------------------------------------
                        Signature(s), Title(s), (if applicable)
                             PLEASE SIGN, DATE, AND RETURN
                             PROMPTLY IN ENCLOSED ENVELOPE

=========================================================
  *** IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE
                  INSTRUCTIONS BELOW ***
=========================================================

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

              [GRAPHIC OF                             [GRAPHIC OF
               TELEPHONE        VOTE BY TELEPHONE      TELEPHONE
              APPEARS HERE]                           APPEARS HERE]


                         QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the Company to vote your shares in the same manner as if you marked, signed and returned your instruction form.

* You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

--------------------------------------------------------------------------------
OPTION #1: To vote as the Board of Trustees recommends on ALL proposals:
           Press 1.
--------------------------------------------------------------------------------

       Your vote will be confirmed and cast as you directed. END OF CALL

--------------------------------------------------------------------------------
OPTION #2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:
--------------------------------------------------------------------------------

   Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
   To withhold FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

   Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

The Instructions are the same for all remaining proposals.

      Your vote will be confirmed and cast as you directed. END OF CALL

--------------------------------------------------------------------------------
  If you vote by telephone, there is no need for you to mail back your proxy.
                             THANK YOU FOR VOTING
--------------------------------------------------------------------------------

Call ** Toll Free ** On a Touch Tone Telephone
         1-888-698-8087 - ANYTIME
   There is NO CHARGE to you for this call.

           CONTROL NUMBER
=======================================





=======================================

--------------------------------------------------------------------------------

                               PRELIMINARY COPY

                               INSTRUCTION FORM


VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
PROXY SOLICITED BY THE TRUSTEES



The undersigned, revoking previous proxies, hereby instructs Metropolitan Life Insurance Company (the Company), to vote all shares of Variable Insurance Products Fund: Overseas Portfolio (the Fund), which are held in the account of the undersigned in the Variable Account, at the Special Meeting of persons having a voting interest in Variable Insurance Products Fund (the Trust), to be held at the office of the Fund at 82 Devonshire St., Boston, MA 02109, on September 16, 1998, at 9:00 a.m. and at any adjournments thereof. The Company is hereby instructed to vote on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.



--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


                           YOUR VOTE IS IMPORTANT!


          Vote this proxy card TODAY! Your prompt response will save
       Variable Insurance Products Fund: Overseas Portfolio the expense of additional mailings.

                       You can vote in one of two ways:

       1. Call toll free 1-888-426-7019 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.


                                      or
                                      --

       2. Mark, sign and date your proxy card and return it promptly in the enclosed envelope or mail to: New England Life Insurance Company, C/O Proxy Services Corporation, P.O. Box 2022, Jersey City, NJ 07303-9661


                                  PLEASE VOTE

--------------------------------------------------------------------------------
Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any
                                                ---
other matter, said attorneys shall vote in accordance with their best judgment.

      THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.
                                              ---

1.  To elect the twelve nominees specified below as Trustees:
    01 Ralph F. Cox, 02 Phyllis Burke Davis, 03 Robert M. Gates,
    04 Edward C. Johnson 3rd, 05 E. Bradley Jones,
    06 Donald J. Kirk, 07 Peter S. Lynch, 08 William O. McCoy,
    09 Gerald C. McDonough, 10 Marvin L. Mann,
    11 Robert C. Pozen, and 12 Thomas R. Williams.

       For all nominees         Withhold
       listed (except as      Authority to
       marked to the          vote for all
       contrary below).         nominees.

            [_]                   [_]

    (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.)

    --------------------------------------------------------------

2.  To ratify the selection of                    FOR       AGAINST      ABSTAIN
    PricewaterhouseCoopers LLP
    as independent accountants of the funds.      [_]         [_]          [_]

3.  To authorize the Trustees to adopt an
    Amended and Restated Declaration of
    Trust.                                        [_]         [_]          [_]

4.  To approve an amended management
    contract for the fund.                        [_]         [_]          [_]

7.  To amend the fundamental investment
    limitation concerning diversification for
    the fund.                                     [_]         [_]          [_]

               NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc, please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

               Date                                                 , 1998
                   -------------------------------------------------

               -----------------------------------------------------------

               -----------------------------------------------------------
                        Signature(s), Title(s), (if applicable)
                             PLEASE SIGN, DATE, AND RETURN
                             PROMPTLY IN ENCLOSED ENVELOPE

=========================================================
  *** IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE
                  INSTRUCTIONS BELOW ***
=========================================================

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

              [GRAPHIC OF                             [GRAPHIC OF
               TELEPHONE        VOTE BY TELEPHONE      TELEPHONE
              APPEARS HERE]                           APPEARS HERE]


                         QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the Company to vote your shares in the same manner as if you marked, signed and returned your instruction form.

* You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

--------------------------------------------------------------------------------
OPTION #1: To vote as the Board of Trustees recommends on ALL proposals:
           Press 1.
--------------------------------------------------------------------------------

       Your vote will be confirmed and cast as you directed. END OF CALL

--------------------------------------------------------------------------------
OPTION #2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:
--------------------------------------------------------------------------------

   Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9.
   To withhold FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

   Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

The Instructions are the same for all remaining proposals.

      Your vote will be confirmed and cast as you directed. END OF CALL

--------------------------------------------------------------------------------
  If you vote by telephone, there is no need for you to mail back your proxy.
                             THANK YOU FOR VOTING
--------------------------------------------------------------------------------

Call ** Toll Free ** On a Touch Tone Telephone
         1-888-426-7019 - ANYTIME
   There is NO CHARGE to you for this call.

           CONTROL NUMBER
=======================================





=======================================

--------------------------------------------------------------------------------